SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 13, 1999

                                 JP REALTY, INC.
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)

         Maryland                   1-12560                    87-051
(State or Other Jurisdiction      (Commission              (IRS Employer
    of Incorporation)              File No.)             Identification No.)

                 35 Century Park-Way, Salt Lake City, Utah 84115
               (Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, Including Area Code: (801) 486-3911

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events

      On August 11, 1999, the Board of Directors (the "Board") of JP Realty, Inc. (the "Company") declared a dividend distribution of one right (a "Right") for each outstanding share of the Company's common stock, par value $.0001 per share ("Company Common Stock"), to stockholders of record at the close of business on August 18, 1999 (the "Record Date") and for each share of Company Common Stock issued (including shares distributed from the Company's treasury) by the Company from and after the Record Date up to, but not including the Distribution Date (as defined below). Each Right will entitle the registered holder, subject to the terms of the Rights Agreement (as defined below), to purchase from the Company one one-thousandth of a share (a "Unit") of Series A Junior Participating Preferred Stock, par value $.0001 per share ("Preferred Stock"), of the Company, at a purchase price of $70.00 per share, in cash (the "Purchase Price"), subject to adjustment as more fully set forth below. The description and terms of the Rights are set forth in a Rights Agreement, dated as of August 11, 1999 (the "Rights Agreement"), between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent. In general, each Unit has substantially the same economic attributes and voting rights as one share of Company Common Stock.

      The Rights Agreement (including the form of Rights Certificate) is attached hereto as Exhibit 4.1 and the Articles Supplementary of Series A Junior Participating Preferred Stock filed with the Maryland Secretary of State on August 13, 1999 (the "Preferred Stock Articles Supplementary") is attached hereto as Exhibit 3.3 and each of them is incorporated herein by reference in its entirety. The following summary description of the Rights and the Preferred Stock does not purport to be complete and is qualified in its entirety by reference to all of the terms and provisions of the Rights Agreement and the Preferred Stock Articles Supplementary, including the definitions therein of certain terms. The Company's press release regarding the Board's adoption of the Rights Plan is attached hereto as Exhibit 99.1 and is also incorporated herein by reference in its entirety.

      In addition, on August 4, 1999, the Board of Directors of the Company amended and restated the Company's Bylaws to incorporate recent Maryland legislation and for other general corporate purposes. Also on such date, the Board of Directors of the Company elected to subject the Company to all of the provisions of Title 3, Subtitle 8 of the Maryland General Corporation Law, including the implementation of a staggered board which classifies its Board of Directors into three classes as follows: Class I Directors shall initially be G. Rex Frazier and Albert Sussman and shall have an initial term continuing until the annual meeting of stockholders in 2000 and until their successors are elected and qualify; Class II Directors shall initially be Warren P. King, Allen
P. Martindale and Sam W. Souvall and shall have an initial term continuing until the annual meeting of stockholders in 2001 and until their successors are elected and qualify; and Class III Directors shall initially be John Price and James A. Anderson and shall have an initial term continuing until the annual meeting of stockholders in 2002 and until their successors are elected and qualify.

      Description of the Rights

      Initially, the Rights will attach to all certificates representing shares of outstanding Company Common Stock, and no separate Rights certificates will be distributed. The Rights will separate from the Company Common Stock and the "Distribution Date" will occur upon the earliest of (i) 10 business days (or, subject to certain limitations, such later date as may be


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determined by action of the Board prior to such time) following a public announcement (the date of such announcement being the "Stock Acquisition Date") that (a) a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, obtained the right to acquire, or otherwise obtained beneficial ownership of 15% or more of the then outstanding shares of Company Common Stock or (b) the Board has, in accordance with the criteria set forth in the Rights Agreement, declared a person who beneficially owns at least 10% of the then outstanding shares of Company Common Stock to be an "Adverse Person,"
(ii) 10 business days (or, subject to certain limitations, such later date as may be determined by action of the Board prior to such time) following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 15% or more of the then outstanding shares of Company Common Stock (other than a tender or exchange offer for all outstanding shares of Company Common Stock at a price and on terms that the Board determines to be fair to and otherwise in the best interests of the Company and its stockholders (a "Permitted Offer")), (iii) the date on which it is publicly announced that a person or group has acquired beneficial ownership of 40% or more of the then outstanding shares of Company Common Stock and (iv) the occurrence of a Flip-Over Event (as defined below). Until the Distribution Date,
(i) the Rights will be evidenced by Company Common Stock certificates and will be transferred with and only with such Company Common Stock certificates, (ii) new Company Common Stock certificates issued after the Record Date (including shares distributed from the Company's treasury) will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates evidencing outstanding Company Common Stock will also constitute the transfer of the Rights associated with the Company Common Stock evidenced by such certificates.

      The Rights are not exercisable until the Distribution Date and will expire at the close of business on August 11, 2009 unless the Rights are earlier redeemed or exchanged by the Company.

      As soon as practicable after the Distribution Date, separate Certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of Company Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights.

      In the event (a "Flip-In Event") that (i) a person becomes an Acquiring Person (other than pursuant to a Flip-Over Event (as defined below)), (ii) the Board declares a person to be an Adverse Person, (iii) the Company is the surviving corporation in a merger with an Acquiring Person and shares of Company Common Stock shall remain outstanding, (iv) an Acquiring Person or an Adverse Person engages in one or more "self-dealing" transactions specified in the Rights Agreement, or (v) during such time as there is an Acquiring Person or an Adverse Person, an event occurs which results in such Acquiring Person's or Adverse Person's ownership interest being increased by more than 1% (e.g., by means of a reverse stock split or recapitalization), then, in each such case, each holder of a Right will thereafter have the right to receive, upon exercise, Units (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. The exercise price is the Purchase Price multiplied by the number of Units issuable upon exercise of a Right prior to the Flip-In Event. Notwithstanding the foregoing, following the occurrence of any Flip-In Event all Rights that are, or (under certain circumstances specified in the Rights Agreement) were,


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beneficially owned by any Acquiring Person or Adverse Person (or by certain related parties) will be null and void.

      For example, at an exercise price of $100.00 per Right, each Right not owned by an Acquiring Person or an Adverse Person (or by certain related parties) following a Flip-In Event would entitle its holder to purchase $200.00 worth of Units (or other consideration, as noted above), based upon its then current market price (determined based upon the market price of the Company Common Stock), for $100.00. Assuming that the Company Common Stock had a current market price of $50.00 per share at such time, the holder of each valid Right would be entitled to purchase 4 Units of Preferred Stock for $100.00.

      In the event (a "Flip-Over Event") that, at any time following the Stock Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction and the Company is not the surviving corporation, (ii) any person consolidates or merges with the Company and all or part of the Company Common Stock is converted or exchanged for securities, cash or property of any other Person, or (iii) 50% or more of the Company's assets or earning power is sold or transferred, then, in each such case, each holder of a Right (except Rights which previously have been voided as described above) shall thereafter have the right to receive, upon exercise, common stock of the Acquiring Person or Adverse Person having a value equal to two times the exercise price of the Right.

      The Purchase Price payable, and the number of Units issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Company Common Stock, (ii) if holders of the Company Common Stock are granted certain rights or warrants to subscribe for Company Common Stock or convertible securities at less than the current market price of the Company Common Stock, or (iii) upon the distribution to the holders of the Company Common Stock of evidences of indebtedness, cash or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

      With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. The Company is not required to issue fractional Units of Company Common Stock. In lieu thereof, an adjustment in cash may be made based on the market price of the Company Common Stock prior to the date of exercise.

      At any time prior to the Distribution Date, except as described below, the Company may redeem the Rights in whole, but not in part, at a price of $.0001 per Right (the "Redemption Price"), subject to adjustment in certain events, payable, at the election of the Board, in cash, shares of Company Common Stock or such other form of consideration as the Board may determine. Immediately upon effectiveness of the action of the Board ordering the redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

      At any time prior to the Distribution Date, the Company may exchange the Rights (other than Rights owned by an Acquiring Person or an Adverse Person, or an affiliate or an associate of an Acquiring Person or an Adverse Person, which will have become void), in whole or in part, for shares of Company Common Stock at an exchange ratio determined as provided in the Rights Agreement.


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      Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. Following exercise, the holder's rights will be determined by the type of consideration received upon the exercise. Although the distribution of the Rights should not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Units (or other consideration) or are exchanged as provided in the preceding paragraph.

      Except as described below, the provisions of the Rights Agreement may be amended without the approval of the holders of Company Common Stock at any time prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person or Adverse Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption may be made after the Rights are no longer redeemable.

      Notwithstanding the other provisions of the Rights Agreement, the Board may not designate any transaction as a Permitted Offer, or authorize any redemption of Rights or amendment of the Rights Agreement, during the period of 180 days after the Continuing Directors cease to constitute a majority of the Board. "Continuing Director" means (i) any member of the Board who was a member of the Board prior to the date of this Agreement, while such Person is a member of the Board, so long as such Person is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative or nominee of an Acquiring Person or of any such Affiliate or Associate or, (ii) any Person who becomes a member of the Board after the date of this Agreement, pursuant to a nomination for election or election to the Board that is recommended or approved by a majority of the Continuing Directors, while such Person is a member of the Board, so long as such Person is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person.

      As of August 11, 1999, there were outstanding 17,440,747 shares of Company Common Stock, no shares of Company Common Stock held in treasury, and 960,358 shares of Company Common Stock reserved for issuance pursuant to employee benefit plans. So long as the Rights are attached to the Company Common Stock, the Company will issue one Right with each new share of Company Common Stock.

      Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements - None

      (b)   Pro Forma Financial Information - None

      (c)   Exhibits

            3.1   Amendment to the Company's Bylaws.

            3.2 Articles Supplementary relating to the election to be subject to Title 3, Subtitle 8 of the Maryland General Corporation Law.

            3.3 Articles Supplementary of Series A Junior Participating Preferred Stock.


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            4.1   Rights Agreement dated as of August 11, 1999, between the
                  Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

            99.1  Press Release, dated August 13, 1999.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          JP REALTY, INC.


                                          By: /s/ G. Rex Frazier
                                              ----------------------------------
                                              G. Rex Frazier
                                              President and Chief Operating
                                              Officer

Date: August 13, 1999


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                                  EXHIBIT INDEX

Exhibits

3.1   Amendment to the Company's Bylaws.

3.2 Articles Supplementary relating to the election to be subject to Title 3, Subtitle 8 of the Maryland General Corporation Law.

3.3   Articles Supplementary of Series A Junior Participating Preferred Stock.

4.1 Rights Agreement dated as of August 11, 1999, between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

99.1  Press Release, dated August 13, 1999.


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